                                                                       Exhibit 5
                                                                       ---------

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT


Warrant No. PA-1                        Right to Purchase 266,377 Shares of
                                        Series A Convertible Preferred Stock of
                                        MedPlus, Inc.


                                 MedPlus, Inc.

                            Void after June 25, 2004


     1.   Issuance.  This Warrant is issued to Cahill Warnock Strategic
          --------
Partners Fund, L.P. by MedPlus, Inc., an Ohio corporation (hereinafter with its successors called the "Company").

     2.   Purchase Price; Number of Shares.  (a) Subject to the terms and
          --------------------------------
conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 8805 Governor's Hill Drive, Suite 100, Cincinnati, OH 45249, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company at a price per share (the "Purchase Price") of $1.66, 266,377 fully paid and nonassessable shares of Series A Convertible Preferred Stock, $.01 par value, of the Company (the "Series A Preferred Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

     (b) If on the date of the second anniversary of the date hereof, the Fair Market Value (as defined below) of one share of Common Stock, no par value, of the Company (the "Common Stock") is less than $2.70 (adjusted appropriately to reflect the occurrence of any (i) subdivision, by stock split, stock dividend or otherwise, of shares of Common Stock into a greater number of shares, or (ii) combination of shares of Common Stock into a smaller number of shares), then the Purchase Price shall be reduced to the price which equals two-thirds of the Purchase Price in effect immediately prior to such reduction.

     (c) For purposes of this Warrant, "Fair Market Value" of a share of Common Stock on any specified date shall mean:

          (i) If shares of the Company's Common Stock are traded on an exchange or are quoted on the Nasdaq National Market, the average of the last reported sale price of the Common Stock on the twenty trading days before such date;

          (ii) If shares of the Company's Common Stock are not traded on an exchange or on the Nasdaq National Market but are traded in the over-the-counter market, the mean of the last bid and asked prices reported on the twenty trading days before such date (1) by the Nasdaq or (2) if reports are unavailable under clause (1) by the National Quotation Bureau Incorporated; and

          (iii) If shares of the Company's Common Stock are not publicly traded, then as determined in good faith by the Board of Directors upon review of relevant factors.

     3.   Payment of Purchase Price.  The Purchase Price may be paid (i) in cash
          -------------------------
or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

     4.   Net Issue Election.  The Holder may elect to receive, without the
          ------------------
payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Series A Preferred Stock as is computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                       A

where

          X=   the number of shares to be issued to the Holder pursuant to this
               Section 4.

          Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

          A = the fair market value of one share of Series A Preferred Stock, as determined in good faith by the Board, as at the time the net issue election is made pursuant to this Section 4.

          B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Series A Preferred Stock.

          5.  Partial Exercise.  This Warrant may be exercised in part, and the
              ----------------
Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

          6.  Issuance Date.  The person or persons in whose name or names any
              -------------
certificate representing shares of Series A Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

          7.  Expiration Date; Automatic Exercise.  This Warrant shall expire at
              -----------------------------------
the close of business on June 25, 2004, and shall be void thereafter. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

          8.  Reserved Shares; Valid Issuance.  The Company covenants that it
              -------------------------------
will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Series A Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Series A Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

          9.  Stock Dividends.  If after the date hereof the Company shall
              ---------------
subdivide the Series A Preferred Stock, by split-up or otherwise, or combine the Series A Preferred Stock, or issue additional shares of Series A Preferred Stock in payment of a stock dividend on the Series A Preferred Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

          10. Mergers and Reclassifications.  If after the date hereof there
              -----------------------------
shall be any reclassification, capital reorganization or change of the Series A Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Series A Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Series A Preferred Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance (or, if there are no holders of Series A Preferred Stock at such time, by a holder of the number of shares of Common Stock which might have been acquired by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance upon the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Series A Preferred Stock receivable upon such exercise), and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

          11.  Fractional Shares.  In no event shall any fractional share of
               -----------------
Series A Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 11, be entitled to receive a fractional share of Series A Preferred Stock, then the Company shall issue the next higher number of full shares of Series A Preferred Stock, issuing a full share with respect to such fractional share.

          12.  Certificate of Adjustment.  Whenever the Purchase Price is
               -------------------------
adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of a firm of independent public accountants setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          13.  Notices of Record Date, Etc.  In the event of:
               ---------------------------

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

               (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

          14.  Amendment.  The terms of this Warrant may be amended, modified or
               ---------
waived only with the written consent of the Company and the holder of this Warrant.

          15.  Warrant Register; Transfers, Etc.
               ---------------------------------

               (a) The Company will maintain a register containing the names and addresses of the registered holders of the Company's warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

               (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Series A Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

               (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company, provided, however, that so long as the original holder hereof is the registered holder of this Warrant, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

          16.  No Impairment.  The Company will not, by amendment of its
               -------------
Articles of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

          17.  Governing Law.   The provisions and terms of this Warrant shall
               -------------
be governed by and construed in accordance with the internal laws of the State of Ohio.

          18.  Successors and Assigns.  This Warrant shall be binding upon the
               ----------------------
Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

          19.  Business Days.  If the last or appointed day for the taking of
               -------------
any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Ohio, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

Dated: June 25, 1999                            MEDPLUS, INC.


(Corporate Seal)                                By:
                                                   ____________________________
Attest:                                            Name:
                                                   Title:

___________________________

                                 Subscription


To:  MedPlus, Inc.                       Date:________________________


     The undersigned hereby subscribes for __________ shares of Series A Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:



                                   ___________________________________
                                   Signature

                                   ___________________________________
                                   Name for Registration

                                   ___________________________________
                                   Mailing Address


_______________________________________________________________________________


                           Net Issue Election Notice


To:  MedPlus, Inc.                       Date:________________________


     The undersigned hereby elects under Section 4 to surrender the right to purchase _______ shares of Series A Preferred Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


                                   ___________________________________
                                   Signature

                                   ___________________________________
                                   Name for Registration

                                   ___________________________________
                                   Mailing Address

                                  Assignment


     For value received ____________________________ hereby sells,

assigns and transfers unto ______________________________________

_________________________________________________________________
  (Please print or typewrite name and address of Assignee)

_________________________________________________________________

the within Warrant, and does hereby irrevocably constitute and appoint _______________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:_______________________


                                    _____________________________
In the Presence of:


_____________________________

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT


Warrant No. PA-2                             Right to Purchase 14,760 Shares of
                                             Series A Convertible Preferred
                                             Stock of MedPlus, Inc.


                                 MedPlus, Inc.

                           Void after June 25, 2004


     1.   Issuance.  This Warrant is issued to Strategic Associates, L.P. by
          --------
MedPlus, Inc., an Ohio corporation (hereinafter with its successors called the "Company").

     2.   Purchase Price; Number of Shares.  (a)  Subject to the terms and
          --------------------------------
conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 8805 Governor's Hill Drive, Suite 100, Cincinnati, OH 45249, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company at a price per share (the "Purchase Price") of $1.66, 14,760 fully paid and nonassessable shares of Series A Convertible Preferred Stock, $.01 par value, of the Company (the "Series A Preferred Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

     (b) If on the date of the second anniversary of the date hereof, the Fair Market Value (as defined below) of one share of Common Stock, no par value, of the Company (the "Common Stock") is less than $2.70 (adjusted appropriately to reflect the occurrence of any (i) subdivision, by stock split, stock dividend or otherwise, of shares of Common Stock into a greater number of shares, or (ii) combination of shares of Common Stock into a smaller number of shares), then the Purchase Price shall be reduced to the price which equals two-thirds of the Purchase Price in effect immediately prior to such reduction.

     (c) For purposes of this Warrant, "Fair Market Value" of a share of Common Stock on any specified date shall mean:

          (i) If shares of the Company's Common Stock are traded on an exchange or are quoted on the Nasdaq National Market, the average of the last reported sale price of the Common Stock on the twenty trading days before such date;

          (ii) If shares of the Company's Common Stock are not traded on an exchange or on the Nasdaq National Market but are traded in the over-the-counter market, the mean of the last bid and asked prices reported on the twenty trading days before such date (1) by the Nasdaq or (2) if reports are unavailable under clause (1) by the National Quotation Bureau Incorporated; and

          (iii) If shares of the Company's Common Stock are not publicly traded, then as determined in good faith by the Board of Directors upon review of relevant factors.

     3.   Payment of Purchase Price.  The Purchase Price may be paid (i)
          -------------------------
in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

     4.   Net Issue Election.  The Holder may elect to receive, without
          ------------------
the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Series A Preferred Stock as is computed using the following formula:


                                  X = Y (A-B)
                                      -------
                                       A

where

          X =  the number of shares to be issued to the Holder pursuant to this
               Section 4.

          Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

          A = the fair market value of one share of Series A Preferred Stock, as determined in good faith by the Board, as at the time the net issue election is made pursuant to this Section 4.

          B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Series A Preferred Stock.

     5.   Partial Exercise.  This Warrant may be exercised in part, and the
          ----------------
Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

     6.   Issuance Date.  The person or persons in whose name or names any
          -------------
certificate representing shares of Series A Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

     7.   Expiration Date; Automatic Exercise.  This Warrant shall expire at
          -----------------------------------
the close of business on June 25, 2004, and shall be void thereafter. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

     8.   Reserved Shares; Valid Issuance.  The Company covenants that it
          -------------------------------
will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Series A Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Series A Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     9.   Stock Dividends.  If after the date hereof the Company shall
          ---------------
subdivide the Series A Preferred Stock, by split-up or otherwise, or combine the Series A Preferred Stock, or issue additional shares of Series A Preferred Stock in payment of a stock dividend on the Series A Preferred Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     10.  Mergers and Reclassifications.  If after the date hereof there
          -----------------------------
shall be any reclassification, capital reorganization or change of the Series A Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Series A Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Series A Preferred Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance (or, if there are no holders of Series A Preferred Stock at such time, by a holder of the number of shares of Common Stock which might have been acquired by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance upon the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Series A Preferred Stock receivable upon such exercise), and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

     11.  Fractional Shares.  In no event shall any fractional share of
          -----------------
Series A Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 11, be entitled to receive a fractional share of Series A Preferred Stock, then the Company shall issue the next higher number of full shares of Series A Preferred Stock, issuing a full share with respect to such fractional share.

     12.  Certificate of Adjustment.  Whenever the Purchase Price is
          -------------------------
adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of a firm of independent public accountants setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     13.  Notices of Record Date, Etc.  In the event of:
          ---------------------------

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

     14.  Amendment.  The terms of this Warrant may be amended, modified or
          ---------
waived only with the written consent of the Company and the holder of this Warrant.

     15.  Warrant Register; Transfers, Etc.
          ---------------------------------

          (a) The Company will maintain a register containing the names and addresses of the registered holders of the Company's warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

          (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Series A Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

          (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company, provided, however, that so long as the original holder hereof is the registered holder of this Warrant, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

     16.  No Impairment.  The Company will not, by amendment of its
          -------------
Articles of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

     17.  Governing Law.   The provisions and terms of this Warrant shall
          -------------
be governed by and construed in accordance with the internal laws of the State of Ohio.

     18.  Successors and Assigns.  This Warrant shall be binding upon the
          ----------------------
Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

     19.  Business Days.  If the last or appointed day for the taking of
          -------------
any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Ohio, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

Dated:  June 25, 1999                       MEDPLUS, INC.


(Corporate Seal)                         By:________________________
                                            Name:
Attest:                                     Title:


___________________________

                                 Subscription


To:  MedPlus, Inc.                       Date:________________________


          The undersigned hereby subscribes for __________ shares of Series A Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


                                   ___________________________________
                                   Signature

                                   ___________________________________
                                   Name for Registration

                                   ___________________________________
                                   Mailing Address


_______________________________________________________________________________


                           Net Issue Election Notice


To:  MedPlus, Inc.                       Date:_________________________


          The undersigned hereby elects under Section 4 to surrender the right to purchase _______ shares of Series A Preferred Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


                                   ___________________________________
                                   Signature

                                   ___________________________________
                                   Name for Registration

                                   ___________________________________
                                   Mailing Address

                                  Assignment


          For value received ____________________________ hereby sells,

assigns and transfers unto ______________________________________

_________________________________________________________________
  (Please print or typewrite name and address of Assignee)

_________________________________________________________________

the within Warrant, and does hereby irrevocably constitute and appoint _______________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:_______________________


                                   ___________________________________
In the Presence of:


_____________________________